U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2010

Commission File No. 000-53612

Bonanza Goldfields Corp.
(Name of small business issuer as specified in its charter)

Nevada	26-2723015
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

736 East Braeburn Drive, Phoenix, AZ  85022
(Address of principal executive offices)

 (602) 488-4958
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 16, 2010, Chris Tomkinson resigned as member of the Board of Directors.  Mr. Tomkinson had no disagreement with the Company on any matter related to Bonanza Goldfields Corp.'s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant	Bonanza Goldfields Corp.

Date: January 5, 2011	By:	/s/ David Janney
David Janney
Chief Executive Officer

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